EXHIBIT 10.1
                                                                    ------------


                                     FORM OF
                  AMENDMENT #1 TO CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT #1 (this "Amendment") is entered into by the undersigned parties as of January 30, 2003 with respect to the Credit and Security Agreement dated as of August 16, 2002 (the "Credit and Security Agreement") by and among Boston Scientific Funding Corporation, a Delaware corporation ("Borrower"), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation ("Blue Ridge"), Victory Receivables Corporation, a Delaware corporation ("Victory"), The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.

                                    RECITALS

     WHEREAS, the Borrower, the initial Servicer, Victory, Blue Ridge, The Bank of Tokyo-Mitsubishi Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent entered into the Credit and Security Agreement; and

     WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. Amendments.

     (a) The definition of "Obligor Concentration Limit" is hereby amended to delete the "3%" appearing in the final column in the final row in the table therein and to insert in the place thereof "2%".

     (b) The definition of "Reserve Floor" is hereby amended and restated in its entirety to read as follows:

               "Reserve Floor" means, for any Calculation Period, the sum (expressed as a percentage) of (a) 11%, provided that the long term unsecured debt rating of BSX is, in the case of S&P, BB or better or, in the case of Moody's, Ba2 or better, or 15% if such long term unsecured debt rating is less than BB or Ba2, respectively plus (b) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.

     2. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agents shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement.

     3. Scope of Amendment. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment to the Credit and Security Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     4. Governing Law. This Amendment and the Credit and Security Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

     5. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.



                            [Signature pages follow]












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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.



                                BOSTON SCIENTIFIC FUNDING CORPORATION

                                By:
                                   -----------------------------------------
                                Name:
                                Title:



                                BOSTON SCIENTIFIC CORPORATION, AS SERVICER

                                By:
                                   -----------------------------------------
                                Name:
                                Title:












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


                                BLUE RIDGE ASSET FUNDING CORPORATION

                                   BY: WACHOVIA BANK, NATIONAL
                                       ASSOCIATION, ITS ATTORNEY-IN-FACT


                                By:
                                   -----------------------------------------
                                Name:
                                Title:


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                individually as a Liquidity Bank, as Blue Ridge Agent and as Administrative Agent


                                By:
                                   -----------------------------------------
                                Name:
                                Title:


                                VICTORY RECEIVABLES CORPORATION


                                By:
                                   -----------------------------------------
                                Name:
                                Title:


                                THE BANK OF TOKYO-MITSUBISHI LTD., NEW YORK
                                BRANCH, as a Liquidity Bank and as Victory Agent

                                By:
                                   -----------------------------------------
                                Name:
                                Title:



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